UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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MRU HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MRU Holdings, Inc.
590 Madison Avenue, 13th Floor
New York, New York 10022

October 29, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 annual meeting of stockholders to be held on Monday, November 19, 2007, beginning at 12:00 p.m. Eastern Time. The meeting will be held at the offices of Withers Bergman, LLP, 430 Park Avenue, 10th Floor, New York, New York 10022. At the annual meeting, stockholders will be asked to elect directors and act upon such other business as may properly come before the meeting, all as described in the notice of annual meeting of stockholders and the proxy statement accompanying this letter.

It is important that your shares be represented at the meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the enclosed prepaid envelope as promptly as possible so that your shares will be voted at the annual meeting. If you later decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the meeting, you may do so and your proxy will have no further effect.

Sincerely,

/s/ Edwin J. McGuinn, Jr.
Chairman of the Board

MRU HOLDINGS, INC.
590 Madison Avenue
13th Floor
New York, New York 10022

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

Notice is hereby given that the 2007 annual meeting of stockholders of MRU Holdings, Inc. will be held on Monday, November 19, 2007, at 12:00 p.m. Eastern Time, at the offices of Withers Bergman, LLP, 430 Park Avenue, 10th Floor, New York 10022 to consider and act upon the following matters each of which is described in greater detail in the accompanying proxy statement:

1.	to elect eight (8) directors to our board of directors; and
2.	to consider and transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record of our shares of common stock and/or Series B Convertible Preferred Stock at the close of business on October 26, 2007 are entitled to receive notice of, and to vote on, the business that may come before the annual meeting.

Whether or not you plan to attend the annual meeting, please complete, sign, date, and return the enclosed proxy card to our transfer agent as promptly as possible in the enclosed prepaid envelope. This will ensure that your vote is counted. You may revoke your proxy at any time before it is exercised by following the instructions set forth in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Vishal Garg
Corporate Secretary

October 29, 2007

MRU HOLDINGS, INC.
590 Madison Avenue
13th Floor
New York, New York 10022

PROXY STATEMENT
2007 ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 19, 2007

This proxy statement is being furnished to you as a stockholder of record of MRU Holdings, Inc. as of October 26, 2007, the record date of the annual meeting, in connection with the solicitation of proxies on behalf of our board of directors for use at our 2007 annual meeting of stockholders to be held on Monday, November 19, 2007, beginning at 12:00 p.m. Eastern Time, at the offices of Withers Bergman, LLP, 430 Park Avenue, 10th Floor, New York, New York 10022, or any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of the 2007 annual meeting and as described in detail herein. The approximate date that this proxy statement and the enclosed proxy card are first being sent to stockholders is October 29, 2007. Stockholders should review the information provided herein in conjunction with our 2007 annual report to stockholders that accompanies this proxy statement.

Unless the context requires otherwise, references in this proxy statement to the “Company”, “we”, “us”, or “our” refer to MRU Holdings, Inc. and its subsidiaries.

General Information About the Annual Meeting and Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is asking for your proxy to vote your shares at the annual meeting. We have summarized information in the proxy statement that you should consider in deciding how to vote at the annual meeting. But you do not have to attend in order to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who can vote?

You can vote if, as of the close of business on October 26, 2007, which we refer to herein as the record date, you were a stockholder of record of our common stock or our Series B Convertible Preferred Stock, which we refer to herein the Series B Preferred Stock. On that date, 26,031,170 shares of our common stock were outstanding and entitled to vote and 8,237,264 shares of our Series B Preferred Stock were outstanding and entitled to vote. Our common stock and Series B Preferred Stock are the only classes of voting stock outstanding. On each matter to be voted upon at the annual meeting, holders of our common stock and Series B Preferred Stock will vote together as a single class. Each share of our common stock and Series B Preferred Stock is entitled to one vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of 17,134,218 shares representing a majority of the votes that may be cast by all outstanding shares of common stock and Series B Preferred Stock as of the record date, voting together as a single class, must be present to hold the meeting. However, in the event that a quorum is not present, the holders of our common stock and Series B Preferred Stock present in person or by proxy entitled to cast a majority of the votes that all such shares which are present in person or by proxy may cast, when the common stock and Series B Preferred Stock vote together as a single class, shall have the power to adjourn the meeting from time to time until a quorum is present. Abstentions from voting and broker “non-votes” will be counted towards a quorum. A broker “non-vote” occurs when the nominee holding a stockholder’s shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the stockholder.

What vote is required and what is the method of calculation?

The nominees for director who receive the most votes for the number of positions to be filled will be elected.

Any other matter that may be voted on at the meeting will generally require the affirmative vote of a majority of the votes that may be cast by the shares of common stock and Series B Preferred Stock, voting together as a class, present in person or represented by proxy at the annual meeting and entitled to vote thereon.

Abstentions will have no effect on the election of directors, and abstentions or broker “non-votes” will not be counted for or against any other matters that may be acted on at the annual meeting.

What matters will be voted on?

Our board of directors does not intend to bring any other matters before the meeting except the election of eight directors. We are not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by our board of directors.

Can I change my vote after I return my proxy card?

Yes. You can change or revoke your proxy at any time before the annual meeting by notifying us in writing, by sending another executed proxy dated later than the first proxy card or by attending the annual meeting and voting in person.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners. We do not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this proxy statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the annual meeting, the stockholders will elect eight directors to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Our board of directors has nominated the individuals listed below to serve as directors. All nominees are currently members of the board of directors. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the election of each of the individuals listed below. The eight nominees receiving a plurality of the votes cast for director will be elected. Should any nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the board of directors may recommend. Our board of directors has no reason to believe that such nominees will be unable or unwilling to serve.

Our board of directors has considered transactions and relationships between each director or any member of his immediate family and the company and its subsidiaries and affiliates. Our board of directors has determined that Messrs. Fisher, Bushley, Mathieson, Brown and Dhaliwal are independent under the criteria for independence set forth in the NASDAQ listing standards, and therefore, upon the election of all eight nominees, we will meet the NASDAQ requirement for a majority of independent directors serving on the board of directors.

Nominees for Election as Directors

The name, ages as of October 29, 2007, and existing positions with us of the nominees, if any, are as follows:

Name	Age	Office or Position Held
Edwin J. McGuinn, Jr.	56	Chairman and Chief Executive Officer
Raza Khan	30	Co-Founder, President and Director
Vishal Garg	29	Co-Founder, Chief Financial Officer, Secretary and Director
Richmond T. Fisher	49	Director
C. David Bushley	65	Director
Andrew Mathieson	44	Director
Michael M. Brown	35	Director
Sunil Dhaliwal	31	Director

The name, principal occupation for the last five years, selected biographical information and the period of service as our director of each of the nominees is set forth below.

Edwin J. McGuinn, Jr. — In addition to his duties at the Company, Mr. McGuinn is also the President of eLOT, Inc., and its subsidiary interest eLottery.com (formerly known as Executone, Inc), a telephony services and e-commerce provider for the governmental lottery industry. Prior to joining eLOT, Mr. McGuinn was President and CEO of Automated Trading Systems, Inc. (LimiTrader.com), an institutional electronic trading system for new issue and secondary corporate bonds. From 1992 to 1997, Mr. McGuinn was Senior Managing Director and Head of the Equity Products for Rodman & Renshaw and Mabon Securities specializing in mid-cap research and corporate finance for consumer services, specialty finance, health care and technology companies. From 1981 to 1992, Mr. McGuinn was a managing director and member of Lehman Brothers Fixed Income Operating Committee. While at Lehman Brothers, Mr. McGuinn was responsible for developing Lehman’s global presence in U.S. fixed income arbitrage and international fixed income trading, sales and research. During 1973 to 1981, Mr. McGuinn was a Senior Manager with Ernst & Young in the audit and management consulting divisions. Mr. McGuinn sits on the advisory board of a venture capital company, and the board of directors of eLot, Inc. and Enigma Software Group, Inc., a New York City based public company developer of software and Internet-based systems. Mr. McGuinn received a Bachelor of Arts in Mathematics and Economics from Colgate University and a Master of Science in Accounting from New York University. He holds NASD Series 7, 8, and 24 licenses along with a Certified Public Accounting license from the State of New York (inactive). Mr. McGuinn has served on our board of directors since July 8, 2004.

Raza Khan — Prior to the Company, Mr. Khan co-founded Silk Road Interactive, a consulting company advising clients on business and financial strategy, brand development and marketing, and technology. Mr. Khan worked with clients such as Sony Music, the White House Historical Association, Computers4Sure,

Blades Board Skate, and RMH, a subsidiary of Advanta, among others. Mr. Khan has collaborated on the development of various innovations in the financial services sector including the development of human capital based investment instruments for which he has been cited in numerous articles and news segments including the Financial Times and CNN. He has lectured at the CATO Institute and the Harvard Business Club regarding investing in human capital. Mr. Khan attended New York University. Mr. Khan has served on our board of directors since July 8, 2004.

Vishal Garg — Prior to the Company, Mr. Garg was a Founder & Managing Partner at 1/0 Capital LLC and Schwendiman Technology Partners LLC - hedge funds focused on investments in emerging markets with approximately $125 million in combined firm assets. At Schwendiman, Mr. Garg managed a group of funds focused on emerging markets for large clients such as Bank Julius Baer, Credit Suisse Group, Republic National Bank/HSBC, Pictet & Cie., among others. In addition, he was the portfolio manager for a $15 million frontier markets managed account for Goldman Sachs Commodities Corp. Prior to 1/0 and Schwendiman, Mr. Garg was with Morgan Stanley in the Latin America Investment Banking and M&A groups with a focus on telecom, technology and media companies. Prior to Morgan Stanley, he was with VZB Partners, as the Asia Pacific Portfolio Manager for the Strategos Fund, managing an investment portfolio of approximately $50 million, and co-managing a $10 million managed account for Rockefeller & Co. Mr. Garg graduated Beta Gamma Sigma with highest honors from the Stern School of Business at New York University. Mr. Garg has served on our board of directors since July 8, 2004.

Richmond T. Fisher — Mr. Fisher is the Co-Founder and the Managing Director of RaceRock Capital Partners, LLC, a closely held private equity firm located in Stamford, Connecticut that provides expansion and acquisition capital to growth companies. Prior to joining RaceRock Capital Partners, Mr. Fisher was Founder and Managing Partner of Race Point Partners, LLC, a specialized business consulting firm serving private equity, venture capital, banks, and other organizations in need of specialized executive skills in the area of risk assessment, distressed portfolio assessment, interim executive leadership and business turnaround. Prior to founding Race Point Partners, Mr. Fisher was Senior Vice President of Global Sales with Standard and Poors Investment Services and a member of their senior operating committee from January 2000 through April 2002. In addition, Mr. Fisher held the position of President and Chief Executive Officer at Standard and Poors Securities, Inc. in 1998 and 1999. Mr. Fisher currently holds NASD Series 7, 24 and 63 licenses. Mr. Fisher has served on our board of directors since March 22, 2005.

C. David Bushley — Mr. Bushley is a Senior Vice President and Director of Compensation for Bank of New York Mellon and was formerly on the Board of Directors at Education Lending Group, Inc. Prior to the merger of Mellon Financial Corp. and Bank of New York, Mr. Bushley was Director of Compensation and Benefits for Mellon Financial Corporation. Prior to Mellon, he served as Financial Services Industry National Practice Leader, Compensation Consulting, for PriceWaterhouseCoopers LLP, the Senior Vice President and Chief Financial Officer of Amdura Corporation and as the Senior Vice President and the Chief Lending Officer at the Dime Savings Bank. Prior to this, Mr. Bushley spent nine (9) years with Merrill Lynch & Co. where he held a variety of senior management positions, including the position of President of Merrill Lynch Mortgage Company and President of Merrill Lynch Private Capital. Mr. Bushley has served on our board of directors since July 8, 2005.

Andrew Mathieson — Mr. Mathieson is President and Founder of Fintura Corporation. Previously, Mathieson was a Managing Director of InfiStar Corporation of Atlanta, Georgia and also served as a Director of InfiCorp Holdings, Inc., the parent corporation of InfiStar and InfiBank, N.A, and a wholly owned subsidiary of First National of Nebraska, Inc. Prior to joining InfiStar in September 1994, Mr. Mathieson was the founder and Principal of Mathieson Consulting, a strategy and general management consultancy based in Chicago. In that position, he assisted First Data Corporation with a number of projects, including the development of its three-year strategic plan. Prior to launching Mathieson Consulting, Mr. Mathieson was the director of Blue Cross and Blue Shield Association's national consulting practice. He has also worked for The Graycon Group, United Airlines and Citicorp Diners Club. Mr. Mathieson holds an MBA from the University of Chicago with a double specialization in marketing and business economics and an undergraduate degree from the University of Michigan. Mr. Mathieson has served on our board of directors since January 25, 2006.

Michael M. Brown — A General Partner at Battery Ventures, which he joined in 1998, Mr. Brown is a member of the board of directors at the following companies: Fingerhut Direct Marketing, OutlookSoft Corporation and TradeKing. In addition, Mr. Brown has been actively involved with Battery's investments in ChemConnect, The London International Financial Futures and Options Exchange (acquired by Euronext) and Pedestal, Inc. From 1996 to 1998, Mr. Brown was a member of the High Technology Group at Goldman, Sachs & Co., where he worked on a variety of debt and equity financings and merger and acquisition assignments. Prior to joining the High Technology Group, he was a Financial Analyst within Goldman's Financial Institutions Group. Mr. Brown graduated magna cum laude from Georgetown University with a BS in Finance and International Business. Mr. Brown has served on our board of directors since February 24, 2006.

Sunil Dhaliwal — A General Partner at Battery Ventures, which he joined in 1998, Mr. Dhaliwal is currently a board member of Fintura Corporation and Netezza Corporation (NYSE Arca: NZ). He has previously served as a director of Storigen Systems (acquired by EMC), stake (acquired by Symantec) and Storability Software (acquired by StorageTek). Mr. Dhaliwal has also been involved with other Battery investments including Cbeyond (NASDAQ: CBEY), CipherTrust, Inc. (acquired by Secure Computing), and Akara (acquired by Ciena). Prior to joining Battery, Mr. Dhaliwal worked in the High Technology Group at Alex Brown & Sons, Inc., where he executed numerous equity financings and mergers and acquisitions in the communications and software industries. Mr. Dhaliwal graduated from Georgetown University with a BS in Finance and International Business. Mr. Dhaliwal has served on our board of directors since February 24, 2006.

Vote Required; Recommendation

The election to the board of directors of each of our eight nominees will require the affirmative vote of a plurality of the votes cast at the annual meeting by all outstanding shares of our common stock and Series B Preferred Stock voting together as a single class. Our board of directors unanimously recommends voting “FOR” the election to the board of directors of each of the eight nominees named above.

Board of Directors; Committees

Our board of directors currently consists of eight members and is currently comprised of Messrs. Fisher, Bushley, Mathieson, Brown, Dhaliwal, McGuinn, Khan and Garg. The board of directors has determined that Messrs. Brown, Bushley, Dhaliwal, Fisher and Mathieson are independent in accordance with the criteria set forth in the NASDAQ listing standards. Our board of directors currently has three standing committees which are comprised entirely of independent directors: the audit committee, the compensation committee and the nominating and corporate governance committee. Our board of directors conducts its business through meetings of the board of directors, actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended June 30, 2007, our board of directors held five (5) meetings and took action by written consent two (2) times. During the fiscal year ended June 30, 2007: (i) the audit committee held five (5) meetings, (ii) the compensation committee held one (1) meeting, and (iii) the nominating and corporate governance committee held two (2) meetings. During the fiscal year ended June 30, 2007, each director attended at least 75% of all meetings of the board of directors, and at least 75% of all meetings of committees on which he served.

Audit Committee:

The audit committee is currently comprised of Messrs. Fisher, Brown and Dhaliwal, with Mr. Fisher serving as the committee’s chairperson. All audit committee members are independent within the meaning of Rule 4200 of the NASDAQ listing standards and meet the criteria for independence set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. All members of the audit committee are financially literate and our board of directors has determined that Mr. Fisher is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-B under the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Securities and Exchange Commission, or SEC, has determined that the audit committee financial expert designation does not impose on a person with that designation any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the audit committee of the board of directors in the absence of such designation. Among other things, the audit committee appoints our independent auditors and oversees the quality and integrity of our financial reporting and the audits of our financial statements by our independent auditors and in fulfilling its oversight function, reviews with our management and independent auditors the scope and result of the annual audit, our auditors’ independence and our accounting policies. The audit committee is also responsible for the overall administration of our code of business conduct and ethics and reviewing and approving all related-party transactions. Our board of directors has approved a written charter under which the audit committee operates. This charter is posted on our corporate website at www.mruholdings.com. A copy of our audit committee charter is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

The audit committee has adopted complaint procedures for accounting and auditing matters in accordance with Rule 10A-3 under the Exchange Act. The full text of these complaint procedures is available on our corporate website at www.mruholdings.com. A copy of our complaint procedures is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Compensation Committee:

The compensation committee is currently comprised of Messrs. Bushley, Brown and Mathieson, with Mr. Bushley serving as the committee’s chairperson. All compensation committee members are independent in accordance with the criteria for independence set forth in the NASDAQ listing standards. In general, the compensation committee oversees the compensation of executive officers and senior management, including plans and programs relating to cash compensation, incentive compensation, equity-based awards and other benefits and perquisites and administers any such plans or programs as required by the terms thereof. In particular, the compensation committee’s primary duties are described in the compensation committee charter and include, among other things:

•	reviewing the competitiveness of our executive compensation programs to ensure (1) the attraction and retention of corporate officers, (2) the motivation of corporate officers to achieve our business objectives, and (3) the alignment of the interests of key leadership with the long-term interests of our stockholders;
•	reviewing and approving the compensation structure for corporate officers at a level of corporate vice president and above;
•	overseeing an evaluation of the performance of our executive officers including feedback on all executive officers from senior staff and approving the annual compensation, including salary, bonus, incentive and equity compensation for the executive officers;
•	reviewing and approving the goals and objectives of our chief executive officer, or CEO, evaluating CEO performance in light of these corporate objectives, and setting CEO compensation consistent with our philosophy;
•	reviewing and discussing with the board of directors and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers;
•	reviewing and making recommendations concerning long-term incentive compensation plans, including the use of equity-based plans; and
•	except as otherwise delegated by the board of directors, administering the equity-based and employee benefit plans.

Our board of directors has approved a written charter under which the compensation committee operates. This charter is posted on our corporate website at www.mruholdings.com. A copy of our compensation committee charter is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 13th Floor, New York, New York 10022.

Nominating and Corporate Governance Committee:

The nominating and corporate governance committee is currently comprised of Messrs. Brown, Bushley and Fisher, with Mr. Brown serving as the committee’s chairperson. All nominating and corporate governance committee members are independent in accordance with the criteria for independence set forth in the NASDAQ listing standards. Among other things, the corporate governance committee identifies qualified individuals to become board members and recommends to the board of directors individuals to be designated as nominees for election as directors at the annual meetings of stockholders. More specifically, the nominating and corporate governance committee is responsible for reviewing, on an annual basis, the requisite skills and characteristics of individual members of the board of directors, as well as the composition of the board of directors as a whole, in the context of our needs. The nominating and corporate governance committee will review all nominees for director, including those recommended by stockholders, and will recommend that the board select those nominees whose attributes it believes would be most beneficial to us. This review will involve an assessment of the personal qualities and characteristics, accomplishments and business reputation of each potential nominee. The nominating and corporate governance committee will assess candidates’ qualifications based on all factors it considers appropriate, which may include (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.

Our board of directors has approved a written charter under which the nominating and corporate governance committee operates. This charter is posted on our corporate website at www.mruholdings.com. A copy of our nominating and corporate governance committee charter is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Compensation of Directors:

We reimburse the non-employee directors for their reasonable out-of-pocket expenses related to attending meetings of the board of directors. Management directors do not receive any compensation for their services as directors other than the compensation they receive as our officers. Non-employee directors also receive an annual retainer of $15,000 and an option grant to purchase 20,000 shares of the our common stock at an exercise price equal to the market value of the common stock on the date of grant. The directors last received an option grant on July 19, 2007 and such option vested immediately as to all 20,000 shares of common stock.

Corporate Governance

Codes of Conduct:

We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees. In addition, we have also adopted a code of ethics that applies to our CEO, our chief financial officer and other of our senior financial officers. The codes are designed to comply with applicable SEC regulations and NASDAQ listing standards and both codes are posted on our corporate website at www.mruholdings.com. A copy of either code is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Stockholder Nominations and Communications Policy:

Our board of directors has adopted policies with respect to the consideration of candidates recommended by stockholders for election as directors and stockholder communications with the board of directors.

Stockholders may recommend director nominees for consideration by the nominating and corporate governance committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, NY 10022. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Stockholders and other interested parties may communicate directly with our board of directors or the non-management directors. All communications should be in writing and should be directed to our secretary at: Secretary, Stockholder Communications, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, NY 10022. The sender should indicate in the address whether it is intended for the entire board of directors, the non-management directors as a group or an individual director. Each communication intended for the board of directors or non-management directors received by the secretary will be forwarded to the intended recipients in accordance with the existing instructions.

The full text of the stockholder nominations and communications policy is available on our corporate website at www.mruholdings.com. A copy of the policy is available free of charge, upon request directed to Investor Relations, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. Last year, five (5) of our eight (8) directors attended the 2006 annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended June 30, 2007, the compensation committee of the board of directors was comprised of Messrs. Bushley, Brown and Mathieson. None of the committee’s members was employed by us as an officer or employee during the fiscal year ended June 30, 2007. No committee member had any interlocking relationships requiring disclosure under applicable rules and regulations.

Executive Officers

The following sets forth the positions, ages as of October 29, 2007, selected biographical information and the period of service as an executive officer for our executive officers who are not directors.

Name	Age	Position
Jonathan Coblentz	36	Treasurer and Head of Capital Markets
Yariv C. Katz	31	Vice President and General Counsel
John P. Derham	41	Chief Marketing Officer

Jonathan Coblentz — Jonathan has served as our Treasurer and Head of Capital Markets since April 2007. In 1992, Jonathan began his structured finance career in the Asset Backed Finance Group of The First Boston Corporation (now Credit Suisse). During the nearly five (5) years he spent there he structured and executed securitizations for customers over a broad range of asset classes. As part of this process, he helped various student lenders develop their student loan securitization programs. After leaving First Boston in 1997, Jonathan joined Goldman Sachs & Co., where he worked initially as an asset backed banker and later joined the firm’s Principal Finance group. Prior to leaving Goldman in 2004, Jonathan led the student loan finance team, which successfully re-established the firm’s presence in the student loan ABS market. In the last two years prior to joining MRU, Jonathan worked in the structured finance group at Fortress Investment Group, sourcing and analyzing investment opportunities in consumer and commercial finance and the insurance industry. Jonathan graduated summa cum laude from Yale University in 1992, receiving a B.S. in Applied Mathematics with a concentration in Economics.

Yariv C. Katz — Yariv has served as Vice President and our General Counsel since August 2007. From September 2001 to August 2007, Mr. Katz served as a corporate associate at the law firm of Paul, Hastings, Janofsky & Walker LLP. Mr. Katz holds a B.A. in Political Science from Binghamton University and a J.D. from the Fordham University School of Law.

John P. Derham — John has served as our Chief Marketing since October 2007. Mr. Derham is responsible for the development and execution of all marketing activities in the organization. Prior to joining us, Mr. Derham served as SVP and Chief Marketing Officer of Advanta Bank Corp., among other roles over a span of 15 years. Mr. Derham has served as an officer at JPMorgan Chase and the Royal Bank of Scotland, as well.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own, or are part of a group that owns, more than 10% of a registered class of our equity securities to file with the SEC reports regarding their ownership and changes in ownership of our equity securities. Based solely on our review of Forms 3, 4 and 5 available to us and other information obtained from our directors, officers and certain 10% stockholders or otherwise available to us and amendments thereto, we believe that all or our officers, directors and greater than 10% beneficial owners have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended June 30, 2007, except for the following: Mr. McGuinn, our chairman and CEO, filed a late Form 4 for a transaction that occurred on March 2, 2007; Mr. Khan, our president and a director, filed late Form 4’s for transactions that occurred on March 1, 2007 and May 14, 2007; Mr. Garg, our chief financial officer, secretary and a director, filed late Form 4’s for transactions that occurred on March 1, 2007 and May 14, 2007; Mr. Bushley, one of our non-employee directors, filed late Form 4’s for transactions that occurred on August 11, 2005 and November 14, 2006; Mr. Fisher, one of our non-employee directors, filed late Form 4’s for transactions that occurred on March 22, 2005, August 11, 2005, November 14, 2006, and March 2, 2007; and Mr. Mathieson, one of our non-employee directors, filed late Form 4’s for transactions that occurred on January 25, 2006 and November 14, 2006. All required Form 4’s have been filed as of the date of this proxy statement.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

Our board of directors’ audit committee carries out oversight functions with respect to the preparation, review and audit of our financial statement and operates under a charter approved by the board of directors. The audit committee charter can be viewed, together with any future changes that may occur, on our corporate website at www.mruholdings.com.

The audit committee is currently comprised of Messrs. Fisher, Brown and Dhaliwal with Mr. Fisher serving as chairman of the audit committee. The audit committee members are independent within the meaning of Rule 4200 of the NASDAQ listing standards and under Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles. Our independent auditors perform an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee’s responsibility is to monitor and oversee the foregoing functions.

The audit committee has met and held discussion with management and the independent auditors with respect to our consolidated financial statements for the fiscal year ended June 30, 2007 and related matters. Management advised the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the audit committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Bagell, Josephs, Levine & Company, L.L.C. Our independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Our independent auditors also provided to the audit committee the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the audit committee discussed with the independent auditors their views as to their independence. In undertaking its oversight function, the audit committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements.

Based on the audit committee's considerations, discussions with management and discussions with the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 for filing with the Securities and Exchange Commission.

BY THE AUDIT COMMITTEE

Richmond T. Fisher
Michael Brown
Sunil Dhaliwal

*	The material in this report is not “solicitation material,” is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

SUMMARY COMPENSATION TABLE

The following table summarizes the annual compensation paid to our “named executive officers” for the year ended June 30, 2007:

Name and Position	Year	Annual Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Edwin J. McGuinn, Jr. Chief Executive Officer	2007	$234,667	$150,000	—	$348,661	—	—	—	$733,328
Raza Khan President	2007	$210,000	$150,000	—	$1,541,553	—	—	—	$1,901,553
Vishal Garg Chief Financial Officer and Secretary	2007	$210,000	$150,000	—	$1,541,553	—	—	—	$1,901,553

(1)	Represents the dollar amount of compensation expense recognized by us for financial statement reporting purposes in the 2007 fiscal year for the fair value of the employee options granted in fiscal year 2007 and all prior fiscal years, in accordance with FAS 123R. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value recognized by the “named executive officers” nor to the amount of compensation awarded for performance in fiscal year 2007. Pursuant to SEC rules, the amounts shown exclude the potential impact from estimated forfeitures related to service-based vesting conditions. For additional information concerning FAS 123R, please refer to the financial tatements in our annual report on Form 10-KSB for the year ended June 30, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the number of shares of common stock covered by stock options held by our “named executive officers” on June 30, 2007:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
Edwin J. McGuinn, Jr. Chief Executive Officer	410,000	0	0	$1.60	11/01/2014	—	—	—	—
	222,217	27,783	0	$3.15	9/20/2015
	66,666	133,334	0	$3.83	1/25/2016
Raza Khan President	300,000	0	0	$1.00	7/08/2014	—	—	—	—
	700,000	0	0	$3.15	9/20/2015
	100,000	100,000	0	$6.38	3/01/2017
	200,000	200,000	0	$6.77	5/14/2017
Vishal Garg Chief Financial Officer and Secretary	300,000	0	0	$1.00	7/08/2014	—	—	—	—
	700,000	0	0	$3.15	9/20/2015
	100,000	100,000	0	$6.38	3/01/2017
	200,000	200,000	0	$6.77	5/14/2017

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us to our non-employee directors for the fiscal year ended June 30, 2007:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Brown	$0	$0	$0	$0	$0	$0	$0
C. David Bushley	$10,000	$0	$68,542	$0	$0	$0	$78,542
Sunil Dhaliwal	$0	$0	$0	$0	$0	$0	$0
Richmond T. Fisher	$15,000	$0	$113,888	$0	$0	$0	$128,888
Andrew Mathieson	$10,000	$0	$150,729	$0	$0	$0	$160,729

(1)	On July 19, 2007, our board of directors approved an increase in the annual cash retainer paid to non-employee directors to $15,000 from $10,000.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

Name and Position	No. of Securities Underlying Options	Percent of Total Options Granted to Employees in Fiscal Year	Exercise of Base Price ($/SH)	Expiration Date
Edwin J. McGuinn, Jr., Chief Executive Officer	0	0	N/A
Raza Khan, President	200,000	8.64%	$6.38	3/1/2017
	400,000	17.28%	$6.77	5/14/2017
Vishal Garg, Chief Financial Officer and Secretary	200,000	8.64%	$6.38	3/1/2017
	400,000	17.28%	$6.77	5/14/2017

Aggregate Option Exercises in Last Fiscal Year

None of our named executive officers exercised stock options during the fiscal year ended June 30, 2007.

Equity Compensation Plan Information

The following table sets forth, as of June 30, 2007, the number of securities outstanding under our stock option plan, the weighted average exercise price of such options, and the number of options available for grant under such plan:

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	5,525,870	$3.28	2,190,845
Equity compensation plans not approved by security holders	—	—	—
Total	5,525,870	$3.28	2,190,845

Employment Agreements

We have entered into an executive employment agreement with our Chairman and CEO, Edwin J. McGuinn, Jr. The employment agreement, as amended through the date of this proxy statement, provides for an increase in annual base salary to $250,000 beginning January 1, 2008. The agreement provides for a minimum annual increase in base salary of 10% and additional increases at the discretion of our board of directors. The employment agreement also provides for a minimum annual performance-based bonus of$50,000 and bonuses in excess thereof at the discretion of our board of directors. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of our 2004 Incentive Plan, as amended, which we refer to herein as the Plan.

Mr. McGuinn’s employment agreement expires on October 31, 2008, subject to extension or earlier termination. The agreement provides that if we terminate Mr. McGuinn without cause or if he terminates his employment agreement for good reason, he will be entitled to his base salary, guaranteed bonus and all health and benefits coverage until the expiration date of his employment agreement, plus one year of severance pay. At the election of Mr. McGuinn, in the event of such termination, his base salary and guaranteed bonus is payable by us within 45 days after his last day of employment. Additionally, all stock options granted to him will immediately vest.

Under the agreement, good reason includes any of the following occurring without the consent of Mr. McGuinn: an adverse change resulting in a diminution in his duties and responsibilities; an adverse change in his title; a change in control of the Company; or a significant relocation of our office. His employment agreement prohibits Mr. McGuinn from competing with us, or soliciting our customers or employees, in the United States for a period of two years from the date of their termination of employment.

We have also entered into executive employment agreements with Vishal Garg and Raza Khan. Each employment agreement provides for an initial annual base salary of $150,000. The agreements provide for a minimum annual increase in base salary of 10% and additional increases at the discretion of our board of directors. Each employment agreement also provides for a minimum annual performance-based bonus of $50,000 and bonuses in excess thereof at the discretion of our board of directors. Under the agreements, each executive will also receive options to purchase up to 20% of the shares of our common stock made available under the Plan, 50% of which will vest immediately and the remaining 50% will vest on the first anniversary of the grant date. Subsequent grants of stock options shall vest and be exercisable pursuant to the terms and conditions of the Plan. Additionally, during each calendar quarter during the term of the agreement, each executive will receive options to purchase an additional 5% of the shares of our common stock made available under the Plan. The exercise price of all options will be the fair market value of our common stock on the date such options is granted.

Each employment agreement expires on April 1, 2009, subject to extension or earlier termination. Each employment agreement provides that if we terminate Messrs. Garg and Khan without cause or if they terminate their employment agreements for good reason, they will be entitled to their base salary, guaranteed bonus and all health and benefits coverage until the expiration date of their employment agreements, plus one year of severance pay. At the election of the executive in the event of such termination, the executives base salary and guaranteed bonus is payable by us within 45 days after his last day of employment. Additionally, all stock options granted to them will immediately vest.

Under the agreements, good reason includes any of the following occurring without the consent of the executive: an adverse change resulting in a diminution in the executive’s duties and responsibilities; an adverse change in the executive’s title; or a change in control of the Company. Each employment agreement prohibits Messrs. Garg and Khan from competing with us, or soliciting our customers or employees, in the United States for a period of one year from the date of their termination of employment.

Security Ownership of Directors and Officers and Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of our shares of common stock and Series B Preferred Stock, as of October 26, 2007 by (i) each person whom we know to beneficially own 5% or more of our common stock and/or our Series B Preferred Stock and, (ii) each of our directors, (iii) each person listed on the Summary Compensation Table set forth under “Executive Compensation” and (iv) all of our directors and executive officers. The number of shares of common stock beneficially owned by each stockholder is determined in accordance with the rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder exercises sole or shared voting or investment power and any shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. The percentage ownership of the common stock, however, is based on the assumption, expressly required by the rules of the SEC, that only the person or entity whose ownership is being reported has converted or exercised common stock equivalents into shares of common stock; that is, shares underlying common stock equivalents are not included in calculations in the table below for any other purpose, including for the purpose of calculating the number of shares outstanding generally. Except as otherwise noted below, the address for each person listed on the table is c/o MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Stock		Percent of Class(1)
Edwin J. McGuinn, Jr.	939,340	(2)	2.68	%(3)
Raza Khan	4,599,062	(4)	12.71	%(5)
Vishal Garg	4,486,238	(4)	12.40	%(6)
Richmond T. Fisher	138,333	(7)	*
Andrew Mathieson	95,000	(8)	*
C. David Bushley	111,250	(9)	*
Michael Brown	0		*
Sunil Dhaliwal	0		*
Jonathan Coblentz	31,250		*
John P. Derham	0		*
Yariv C. Katz	0		*
Battery Partners VII, LLC	5,551,271	(10)	15.61	%(11)
BlackRock, Inc.	3,700,847	(12)	10.54	%(13)
Perry Corp.	1,800,000	(14)	5.25	%(15)
Y&S Nazarian Revocable Trust	2,030,671	(16)	5.92	%(17)
All directors and executive officers as a group (11 people)	10,400,473		26.52	%(18)

*	Represents holdings of less than 1%.
(1)	Beneficial ownership is calculated based on 34,268,434 shares of our common stock and Series B Preferred Stock issued and outstanding as of October 26, 2007.
(2)	Includes 726,666 shares of common stock underlying options exercisable within 60 days of October 26, 2007. Includes 98,795 shares of common stock and 67,004 shares of common stock underlying warrants registered in the name of Donna McGuinn, Mr. McGuinn’s wife. Mr. McGuinn disclaims beneficial ownership of the securities registered in the name of Donna McGuinn.
(3)	Represents 3.61% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(4)	Includes 605,338 shares of common stock underlying warrants and 1,300,000 shares of common stock underlying options exercisable within 60 days of October 26, 2007.

(5)	Represents 16.46% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(6)	Represents 16.06% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(7)	Includes 25,000 shares of common stock underlying warrants and 113,333 shares of common stock underlying options exercisable within 60 days of October 26, 2007.
(8)	Includes 95,000 shares of common stock underlying options exercisable within 60 days of October 26, 2007.
(9)	Includes 111,250 shares of common stock underlying options exercisable within 60 days of October 26, 2007.
(10)	Battery Ventures VII, L.P. directly owns, and has the sole voting and dispositive power with respect to, 4,188,130 shares of common stock issuable upon conversion of shares of our Series B Preferred Stock and 1,258,776 shares of common stock issuable upon conversion of Series B Preferred Stock underlying warrants exercisable within 60 days of October 26, 2007. Battery Investment Partners VII, LLC directly owns, and has the sole voting and dispositive power with respect to, 80,246 shares of common stock issuable upon conversion of Series B Preferred Stock and 24,119 shares of common stock issuable upon conversion of Series B Preferred Stock underlying warrants exercisable within 60 days of October 26, 2007. Battery Partners VII, LLC is the General Partner of Battery Ventures VII, L.P. and the Manager of Battery Investment Partners VII, LLC. Battery Partners VII, LLC and each of its managing members, Richard D. Frisbie, Thomas J. Crotty, Kenneth P. Lawler, Morgan M. Jones, R. David Tabors, Scott R. Tobin, Roger Lee and Mark H. Sherman (collectively referred to as the “BP Managing Members”), may be deemed to have the sole voting and dispositive power with respect to all of the shares owned by Battery Ventures VII, L.P. and Battery Investment Partners VII, LLC. Each of the BP Managing Members disclaims beneficial ownership of shares, except to the extent of his individual pecuniary interest therein. This information was obtained from our records and from reports filed with the SEC by Battery Ventures VII, L.P., Battery Investment Partners VII, LLC, Battery Partners VII, LLC, Richard D. Frisbie, Thomas J. Crotty, Kenneth P. Lawler, Morgan M. Jones, R. David Tabors, Scott R. Tobin and Mark H. Sherman. The address of Battery Partners VII, LLC is 930 Winter Street, Suite 2500, Waltham, Massachusetts 02451.
(11)	Represents 17.58% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(12)	Includes 2,845,584 shares of common stock issuable upon conversion of Series B Preferred Stock and 855,263 shares issuable upon conversion of Series B Preferred Stock underlying warrants exercisable within 60 days of October 26, 2007 held by BlackRock Investment Management LLC. BlackRock Investment Management LLC is an investment advisor and a subsidiary of BlackRock, Inc. BlackRock, Inc. disclaims beneficial ownership of the shares held by BlackRock Investment Management LLC. This information was obtained from the Company’s records and from reports filed with the SEC by BlackRock, Inc. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.
(13)	Represents 12.45% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(14)	Includes 558,025 shares of common stock held of record by Perry Partners, L.P. Perry Corp. is the general partner of Perry Partners, L.P. Also includes 1,241,975 shares of common stock held of record by Perry Partners International, Inc. Perry Corp. is the investment manager of Perry Partners International, Inc. Richard Perry is the President and the sole shareholder of Perry Corp. Each of Perry Corp. or Mr. Perry may be deemed to have voting and dispositive power with respect to the shares held by Perry Partners, L.P., and Perry Partners International, Inc. Each of Perry Corp. and Mr. Perry disclaims beneficial ownership of such shares, except to the extent of its or his pecuniary interest therein. This information was obtained from our records from reports filed with the SEC and information provided to us by Perry Corp. The address of Perry Capital, LLC is 767 5th Avenue, 19th Floor, New York, New York 10153.
(15)	Represents 6.91% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(16)	Includes 36,000 shares of common stock underlying warrants exercisable within 60 days of October 26, 2007. This information was provided in a report on Schedule 13G filed with the SEC on September 20, 2006, as amended on February 9, 2007, by Younes Nazarian and Soraya J. Nazarian,

Trustees of the Y&S Nazarian Revocable Trust. The address of Y&S Nazarian Revocable Trust is 1801 Century Park West, 5th Floor, Los Angeles, California 90067.
(17)	Represents 7.79% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.
(18)	Represents 33.57% of the 26,031,170 shares of our common stock (without regard to our Series B Preferred Stock) issued and outstanding as of October 26, 2007.

Certain Relationships and Related Transactions

Our obligations under the ISID Finance of America, Inc. sublease are guaranteed by, Edwin J. McGuinn, Jr., our CEO, in accordance with a Guaranty dated April 26, 2005 executed by Mr. McGuinn in favor of the Sub-landlord.

Principal Accountant Fees and Services

Bagell, Josephs, Levine & Company, L.L.C. was our independent registered public accounting firm that audited our financial statements for the fiscal years ended June 30, 2007 and June 30, 2006. We have selected Bagell, Josephs, Levine & Company, L.L.C. as our independent registered public accounting firm for the first three quarters of the fiscal year ending June 30, 2008. A representative of Bagell, Josephs, Levine & Company, L.L.C. will attend the annual meeting and have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The aggregate fees billed by Bagell, Josephs, Levine & Company, L.L.C. for the fiscal years ended June 30, 2007 and 2006 are as follows:

	Fiscal Year Ended June 30,
	2007	2006
Audit Fees(1)	$233,068	$191,940
Audit-related Fees	$0	$0
Total Audit and Audit-related Fees	$233,068	$191,940
Tax Fees(2)	$12,000	$12,000
All Other Fees	$0	$0
Total	$245,068	$203,940

(1)	Represents fees for professional services rendered in connection with the audit of our annual financial statements, reviews of our quarterly financial statements and advice provided on accounting matters that arose in connection with audit services.
(2)	Represents fees for tax services provided in connection with general tax matters.

Audit Committee Pre-Approval Policy

In accordance with our audit committee charter, prior to services being rendered, the audit committee reviews and pre-approves both audit and non-audit services, including tax services, to be provided by our independent auditors. Pursuant to our charter, the authority to grant pre-approvals may be delegated to one or more designated members of the audit committee whose decisions will be presented to the full audit committee at its regularly scheduled meeting.

Stockholder Proposals

Stockholders who wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and form of proxy relating to our 2008 annual meeting of stockholders should deliver a written copy of their proposal to our secretary by July 11, 2008. Proposals must comply with the SEC proxy rules relating to stockholder proposals in order to be included in our proxy materials.

Annual Report; Delivery to Stockholders Sharing Address

Our annual report to stockholders is being concurrently distributed to stockholders herewith. You may obtain additional copies of the annual report by writing to Yariv Katz, Vice President and General Counsel, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

We are delivering only one proxy statement and annual report to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the annual report to a stockholder at a shared address to which a single copy was sent. If you are a stockholder residing at a shared address and would like to request an additional copy of the proxy statement or annual report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or annual report if you are currently receiving multiple copies), please send your request to Yariv Katz, Vice President and General Counsel, MRU Holdings, Inc., 590 Madison Avenue, 13th Floor, New York, New York 10022.

Other Matters

As of the date of this proxy statement, our management does not know of any other matters to come before the annual meeting. If, however, other matters are properly brought before the annual meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

Holders of our shares of common stock and/or Series B Preferred Stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to our transfer agent in the enclosed addressed, postage paid envelope.

Vishal Garg
Corporate Secretary

October 29, 2007

APPENDIX A

PROXY

MRU HOLDINGS, INC.

This Proxy is Solicited on Behalf of the Board of Directors
For the Annual Meeting of Stockholders to be Held
November 19, 2007

The undersigned stockholder of MRU Holdings, Inc. (“MRU Holdings”) hereby appoints Edwin J. McGuinn, Jr., Raza Khan, and Vishal Garg proxies, with full authority, which may be exercised by either one or all of them, with power of substitution, to vote all shares of common stock and/or Series B Convertible Preferred Stock of MRU Holdings which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MRU Holdings to be held at the offices of Withers Bergman LLP, 430 Park Avenue, 10th Floor, New York, New York 10022, at 12:00 p.m. (local time) on November 19, 2007 (the “Annual Meeting”), and at any adjournment or postponement thereof as follows:

A.	as directed herein with respect to each of the proposals identified on the reverse side hereof; and
B.	in their discretion with respect to any other business that may properly come before the Annual Meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MRU HOLDINGS, INC.

November 19, 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE LISTED NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Edwin J. McGuinn, Jr. ☐ Raza Khan ☐ Vishal Garg ☐ Andrew Mathieson ☐ Richmond T. Fisher ☐ Michael M. Brown ☐ Sunil Dhaliwal ☐ C. David Bushley
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

By delivery of this proxy, the undersigned stockholder hereby revokes all proxies previously given by the undersigned with respect to the shares of common stock and/or Series B Convertible Preferred Stock covered hereby.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting of Stockholders and the proxy statement furnished therewith.

YOUR VOTE IS IMPORTANT

Mark“X” here if you plan to attend the meeting. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.